                                                                    EXHIBIT 20.2

(WFS FINANCIAL INC LOGO)

                        WFS FINANCIAL 2003-1 OWNER TRUST
                           Distribution Date Statement
                  for Collection Period ended January 31, 2004
                   for Distribution Date of February 20, 2004

COLLECTIONS                                                                                                             DOLLARS

Payments received                                                                                                    44,584,657.94
      Plus / (Less) :
               Net Servicer Advances                                                                                   (135,295.44)
               Investment Earnings on funds in the Collection Account                                                    37,469.20
                                                                                                                    --------------

Total Funds Available for Distribution                                                                               44,486,831.70
                                                                                                                    ==============



DISTRIBUTIONS


      Servicing Fee                                                                                  1,009,389.00
      Trustee and Other Fees                                                                             4,651.26
                                                                                                   --------------

Total Fee Distribution                                                                                                1,014,040.26

      Note Interest Distribution Amount - Class A-1                                         0.00
      Note Interest Distribution Amount - Class A-2                                   235,055.76
      Note Interest Distribution Amount - Class A-3                                   551,483.33
      Note Interest Distribution Amount - Class A-4                                   643,900.00
                                                                                 --------------
                                                                                    1,430,439.09

      Note Principal Distribution Amount - Class A-1                                        0.00
      Note Principal Distribution Amount - Class A-2                               30,148,881.78
      Note Principal Distribution Amount - Class A-3                                        0.00
      Note Principal Distribution Amount - Class A-4                                        0.00
                                                                                  --------------
                                                                                   30,148,881.78
Total Class A Interest and Principal Distribution                                                                    31,579,320.87

      Note Interest Distribution Amount - Class B-1                                   121,553.06
      Note Principal Distribution Amount - Class B-1                                1,879,029.52
                                                                                  --------------

Total Class B Interest and Principal Distribution                                                                     2,000,582.58

      Note Interest Distribution Amount - Class C-1                                   155,810.91
      Note Principal Distribution Amount - Class C-1                                1,989,128.90
                                                                                  --------------

Total Class C Interest and Principal Distribution                                                                     2,144,939.81

      Note Interest Distribution Amount - Class D-1                                   106,647.21
      Note Principal Distribution Amount - Class D-1                                1,214,763.23
                                                                                  --------------

Total Class D Interest and Principal Distribution                                                                     1,321,410.44

      Spread Account Deposit                                                                                          6,426,537.74
                                                                                                                    --------------


Total Distributions                                                                                                  44,486,831.70
                                                                                                                    ==============

                        WFS FINANCIAL 2003-1 OWNER TRUST
                           Distribution Date Statement
                  for Collection Period ended January 31, 2004
                   for Distribution Date of February 20, 2004


PORTFOLIO DATA:
                                                                                   # of loans
      Beginning Aggregate Principal Balance                                               66,734                    969,013,522.86

          Less:Principal Payments                                                                  (15,848,903.94)
               Full Prepayments                                                           (1,474)  (15,901,347.87)
               Partial Prepayments                                                            --               --
               Liquidations                                                                 (329)   (4,949,543.42)
                                                                                                   --------------
                                                                                                                    (36,699,795.23)
                                                                                                                    --------------
      Ending Aggregate Principal Balance                                                   64,931                   932,313,727.63
                                                                                                                    ==============

Ending Outstanding Principal Balance of Notes                                                                       895,021,178.52
Overcollateralization Amount                                                                                         37,292,549.11
Overcollateralization Level                                                                                                   4.00%

OTHER RELATED INFORMATION:

Spread Account:

      Beginning Balance                                                                              6,750,000.00
            Deposits                                                                                 6,426,537.74
            Investment Earnings on funds in the Spread Account                                           5,653.25
            Reductions                                                                              (6,432,190.99)
                                                                                                   --------------
      Ending Balance                                                                                                  6,750,000.00

      Beginning Initial Deposit                                                                              0.00
            Repayments                                                                                       0.00
                                                                                                   --------------
      Ending Initial Deposit                                                                                                  0.00


Modified Accounts:
      Principal Balance                                                                                      0.00%            0.00
      Scheduled Balance                                                                                      0.00%            0.00

Servicer Advances:
      Beginning Unreimbursed Advances                                                                1,200,613.95
      Net Advances                                                                                    (135,295.44)
                                                                                                   --------------
                                                                                                                      1,065,318.51

Net Charge-Off Data:
      Charge-Offs                                                                                   17,976,666.70
      Recoveries                                                                                    (3,670,547.02)
                                                                                                   --------------
      Net Charge-Offs                                                                                                14,306,119.68

Delinquencies (P&I):                                                              # of loans
      30-59 Days                                                                           1,151    14,980,930.28
      60-89 Days                                                                             409     5,212,225.76
      90-119 Days                                                                            183     2,236,716.97
      120 days and over                                                                        9       144,238.24

Repossessions                                                                                102       844,494.09

Contracts Repurchased (pursuant to Sect. 3.02,
4.07, or 9.01 of the Sale and Servicing Agreement)                                            --                               --

Cumulative Charge-Off Percentage                                                                                              1.06%

WAC                                                                                                                        11.7294%
WAM                                                                                                                         53.242

                        WFS FINANCIAL 2003-1 OWNER TRUST
                           Distribution Date Statement
                  for Collection Period ended January 31, 2004
                   for Distribution Date of February 20, 2004


=============================================================================================================================
                                         BEGINNING        NOTE MONTHLY                           TOTAL
                      ORIGINAL          OUTSTANDING         PRINCIPAL          PRIOR           PRINCIPAL         PRINCIPAL
                     PRINCIPAL           PRINCIPAL        DISTRIBUTABLE      PRINCIPAL       DISTRIBUTABLE     DISTRIBUTION
  CLASSES             BALANCE             BALANCE            AMOUNT          CARRYOVER          AMOUNT            AMOUNT
=============================================================================================================================
    A-1            267,000,000.00               0.00              0.00             0.00              0.00              0.00

    A-2            313,000,000.00     188,044,609.03     30,148,881.78             0.00     30,148,881.78     30,148,881.78

    A-3            326,000,000.00     326,000,000.00              0.00             0.00              0.00              0.00

    A-4            282,000,000.00     282,000,000.00              0.00             0.00              0.00              0.00

    B-1             57,375,000.00      49,613,492.37      1,879,029.52             0.00      1,879,029.52      1,879,029.52

    C-1             60,750,000.00      52,520,532.94      1,989,128.90             0.00      1,989,128.90      1,989,128.90

    D-1             37,125,000.00      32,074,347.61      1,214,763.23             0.00      1,214,763.23      1,214,763.23

=============================================================================================================================
       TOTAL     1,343,250,000.00     930,252,981.95     35,231,803.43             0.00     35,231,803.43     35,231,803.43
=============================================================================================================================

=======================================================================
                                 REMAINING                  TOTAL
                  CURRENT       OUTSTANDING               PRINCIPAL
                 PRINCIPAL       PRINCIPAL              AND INTEREST
  CLASSES        CARRYOVER        BALANCE               DISTRIBUTION
====================================================================
    A-1              0.00               0.00                    0.00

    A-2              0.00     157,895,727.25           30,383,937.54

    A-3              0.00     326,000,000.00              551,483.33

    A-4              0.00     282,000,000.00              643,900.00

    B-1              0.00      47,734,462.85            2,000,582.58

    C-1              0.00      50,531,404.04            2,144,939.81

    D-1              0.00      30,859,584.38            1,321,410.44

====================================================================
       TOTAL         0.00     895,021,178.52           37,046,253.70
====================================================================


===============================================================================================================================
                         NOTE MONTHLY                       TOTAL
                          INTEREST           PRIOR         INTEREST         INTEREST         CURRENT     DEFICIENCY     POLICY
  NOTE     INTEREST     DISTRIBUTABLE       INTEREST     DISTRIBUTABLE     DISTRIBUTION      INTEREST       CLAIM        CLAIM
CLASSES      RATE          AMOUNT          CARRYOVER        AMOUNT           AMOUNT         CARRYOVER      AMOUNT       AMOUNT
===============================================================================================================================
  A-1     1.31000%              0.00           0.00             0.00              0.00         0.00          0.00         0.00

  A-2     1.50000%        235,055.76           0.00       235,055.76        235,055.76         0.00          0.00         0.00

  A-3     2.03000%        551,483.33           0.00       551,483.33        551,483.33         0.00          0.00         0.00

  A-4     2.74000%        643,900.00           0.00       643,900.00        643,900.00         0.00          0.00         0.00

  B-1     2.94000%        121,553.06           0.00       121,553.06        121,553.06         0.00          0.00         0.00

  C-1     3.56000%        155,810.91           0.00       155,810.91        155,810.91         0.00          0.00         0.00

  D-1     3.99000%        106,647.21           0.00       106,647.21        106,647.21         0.00          0.00         0.00
===============================================================================================================================
 TOTAL                  1,814,450.27           0.00     1,814,450.27      1,814,450.27         0.00          0.00         0.00
===============================================================================================================================

                        WFS FINANCIAL 2003-1 OWNER TRUST
                              Officer's Certificate
                  for Collection Period ended January 31, 2004
                   for Distribution Date of February 20, 2004


Detailed Reporting

        See Schedule F


WFS Financial Inc, as Master Servicer, certifies that all computations presented reflect accurate information as of January 31, 2004 and were performed in conformity with the Sale and Servicing Agreement dated February 1, 2003.




                                                -----------------------------
                                                Lori Bice
                                                Assistant Vice President
                                                Director Technical Accounting



                                                -----------------------------
                                                Susan Tyner
                                                Vice President
                                                Assistant Controller